UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 12, 2024

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Agreement with Sandra K. Garbiso

As previously disclosed, Civitas Resources, Inc. (the “Company”) terminated the employment of Sandra K. Garbiso, the Company’s former Chief Accounting Officer and Treasurer, which termination became effective January 2, 2024. The Company treated the termination of Ms. Garbiso’s employment as a termination without “cause” pursuant to the Company’s Executive Change in Control and Severance Plan (the “Severance Plan”). Ms. Garbiso will receive the severance benefits set forth in the Severance Plan for a Tier 3 Executive (as such term is defined in the Severance Plan), as modified by her Severance and Release Agreement, dated as of March 12, 2024 (the “Severance Agreement”), subject to the satisfaction of the release conditions contained therein. The Severance Agreement modifies the severance benefits Ms. Garbiso would have otherwise received under the Severance Plan by (i) providing for all of Ms. Garbiso’s outstanding restricted stock units and performance stock units (“PSUs”) granted in 2022 to vest upon the effective date of the Severance Agreement (with such PSUs vesting at their “target” performance level) and (ii) accelerating the timing of vesting of Ms. Garbiso’s outstanding PSUs granted in 2023 to be as of the effective date of the Severance Agreement (with such PSUs vesting pro-rata based on actual performance as of Ms. Garbiso’s termination date instead of the end of the performance period). The description of the Severance Agreement is qualified in its entirety by the terms of the Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Severance and Release Agreement, dated as of March 12, 2024, by and between Civitas Resources, Inc. and Sandra K. Garbiso.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2024	CIVITAS RESOURCES, INC.

	By:	/s/ Adrian Milton
Adrian Milton
Senior Vice President, General Counsel and Assistant Corporate Secretary